 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

101 Second Street, 15th Floor
San Francisco, CA  94105
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400
Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DC: 4848102-2

Item 1.01 Entry into a Material Definitive Agreement

On May 30, 2013, Prosper Funding LLC (“Prosper Funding”), Prosper Marketplace, Inc., Global Securitization Services, LLC (“GSS”) and Prosper Funding’s independent directors, David V. DeAngelis and Bernard J. Angelo, who are employees of GSS and are described as the “GSS Representatives,” entered into an Amended and Restated Services and Indemnity Agreement (the “GSS Agreement”), pursuant to which, among other things, (i) GSS and the GSS Representatives agreed that the GSS Representatives would serve as Prosper Funding’s independent directors, and (ii) Prosper Funding agreed to pay GSS an annual fee of $5,000 as compensation for providing such independent director services.

In addition, Prosper Marketplace, Inc. agreed, pursuant to the GSS Agreement, to indemnify GSS and the GSS Representatives against all claims and liabilities they may incur as a result of the GSS Representatives’ service as independent directors of Prosper Funding.

The GSS Agreement amended and restated, in its entirety, the Services and Indemnity Agreement, dated March 1, 2012, entered into by Prosper Funding, Prosper Marketplace, Inc., GSS, Bernard J. Angelo and Kevin P. Burns.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin P. Burns has resigned as a director of Prosper Funding, effective as of May 30, 2013.  On that same date, David V. DeAngelis was elected a director of Prosper Funding.  In connection with his election to Prosper Funding’s board of directors, Mr. DeAngelis entered into the GSS Agreement described in Item 1.01 and attached hereto as Exhibit 10.1. The information set forth in Item 1.01 is hereby incorporated by reference.  Prosper Funding’s board of directors does not have any committees.

David V. DeAngelis joined Global Securitization Services, LLC (“GSS”) in March 2002 and has over eighteen years of financial markets experience.  Prior to joining GSS, Mr. DeAngelis was a Senior Accountant at Nomura Securities International, a Japanese investment firm, from October 1998 to February 2002 where he was responsible for daily profit and loss preparation and reporting, general ledger maintenance, month-end closing entries and month-end reporting in the Fixed Income Controllers Department.  Prior to October 1998, Mr. DeAngelis worked in the International Accounting departments of U.S. investment firms specializing in Emerging Markets.  Mr. DeAngelis has a Bachelor of Science in Accounting from St. John’s University.  Prosper Funding believes that Mr. DeAngelis’s financial markets experience, as well as his general management experience, give him the qualifications and skills to serve as a director.

Mr. DeAngelis is an employee of GSS, which has entered into the GSS Agreement, as described above.  Mr. DeAngelis does not have a direct financial interest in the GSS Agreement, nor does he receive, directly or indirectly, any portion of the fees that Prosper Funding is obligated to pay to GSS under the GSS Agreement.

Stephan P. Vermut has been appointed Chief Executive Officer of Prosper Funding, effective as of June 4, 2013.

Stephan P. Vermut, age 67, is one of Prosper Funding’s directors.  Mr. Vermut served as President of Prosper Funding prior to his appointment as Chief Executive Officer. Mr. Vermut has served as PMI’s Chief Executive Officer and a director of PMI since January 2013. Prior to joining PMI, Mr. Vermut served as Managing Director, Head of Prime Services at Wells Fargo Prime Services, LLC (formerly Merlin Securities, LLC). Mr. Vermut founded and served as Chairman of the Board, Chief Executive Officer and Managing Partner of Merlin Securities, LLC until it was acquired by Wells Fargo Securities in 2012. Mr. Vermut served as President and Chief Executive Officer of Montgomery/Bank of America Prime Brokerage from 1995 to 2003. Prior to that, Mr. Vermut was a Partner of Furman Selz in New York and Managing Director of the Prime Brokerage Division of Furman Selz. Mr. Vermut has over 35 years of Wall Street experience, which includes 11 years in institutional sales at L.F. Rothschild & Co. Mr. Vermut received a B.S. in Business Administration from Babson College. Prosper Funding believes that Mr. Vermut’s financial and business expertise, including his background of founding, managing and directing financial and technology-enabled service companies, give him the qualifications and skills to serve as a director.

Also on June 4, 2013, Aaron Vermut, who is Stephan P. Vermut’s son, was appointed President of Prosper Funding.

Aaron Vermut, age 40, is one of Prosper Funding’s directors. Mr. Vermut served as Vice President of Prosper Funding prior to his appointment as President. Mr. Vermut has served as PMI’s Acting President since April 2013.  Prior to joining PMI, Mr. Vermut served as Managing Director, Head of Prime Services at Wells Fargo Prime Services, LLC (formerly Merlin Securities, LLC). Mr. Vermut founded and served as Managing Partner and a director of Merlin Securities, LLC until it was acquired by Wells Fargo Securities in 2012. Mr. Vermut served as Principal of New Enterprise Associates from July 2000 to October 2003. Prior to that, Mr. Vermut served as Senior Consultant of Cambridge Technology Partners from 1995 to 1998. Mr. Vermut has an M.B.A. in Finance from The Wharton School, University of Pennsylvania and a B.A. in History and German Literature from Washington University in St. Louis. Prosper Funding believes that Mr. Vermut’s financial and business expertise, including his background of founding, managing and directing a financial and technology-enabled service company, give him the qualifications and skills to serve as a director.

On June 4, 2013, Prosper Funding amended and restated its limited liability company agreement to, among other things, allow for a Chief Executive Officer position.  A copy of Prosper Funding’s Third Amended and Restated Limited Liability Company Agreement has been attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                Description of Document

Exhibit Number	Description
3.1	Third Amended and Restated Limited Liability Company Agreement of Prosper Funding LLC, dated June 4, 2013
10.1	Amended and Restated Services and Indemnity Agreement, between Prosper Funding LLC, Prosper Marketplace, Inc., Global Securitization Services, LLC, dated as of May, 30, 2013

DC: 4848102-2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: June 5, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: June 5, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
Secretary